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                              AMENDMENT NUMBER TWO
                                       TO
                                CREDIT AGREEMENT

     THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this "Amendment") is made as of this 21st day of June, 1999 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a SEAFIRST BANK, and U.S. BANK NATIONAL ASSOCIATION, a national banking association (each a "Lender"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a SEAFIRST BANK, as agent for the Lenders (the "Agent"), and FLOW INTERNATIONAL CORPORATION, a Washington corporation ("Borrower").

                                    RECITALS

     A. Lenders, Agent and Borrower are parties to that certain Credit Agreement dated as of August 31, 1998, as amended by that Amendment Number One to Credit Agreement dated as of March 26, 1999 (the "Credit Agreement").

     B. Borrower has requested, and Lenders and Agent have agreed to amend the Credit Agreement upon certain terms and conditions contained in this Amendment.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT


     1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

          a. AMENDMENT TO DEFINITION OF "TANGIBLE NET WORTH." In Section 1.1, the definition of "Tangible Net Worth" is hereby amended as follows:

          "TANGIBLE NET WORTH" means the total assets less Total Liabilities, excluding, however, from the

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     determination of total assets: (a) intangible assets, (such as goodwill, patents, trademarks, copyrights, franchises and deferred taxes, including unamortized debt discount and research and development costs);
     (b) cash held in a sinking fund or other similar fund established for the purpose of redemption or other retirement of capital stock; (c) reserves for depreciation, depletion, obsolescences, or amortization of properties and other reserves or appropriations of retained earnings which have been established in connection with Borrower's business; and
     (d) any revaluation or other write-up in book value of assets subsequent to the fiscal year of Borrower last ended as the date the Tangible Net Worth is being measured.

          b. ADDITION OF DEFINITION OF "TOTAL LIABILITIES." In Section 1.1, the definition of "Total Liabilities" is hereby added as follows:

          "TOTAL LIABILITIES" means, on a consolidated basis, all liabilities of Borrower as determined and computed in accordance with GAAP; PROVIDED, HOWEVER, that Subordinated Debt, and for clarification purposes only, minority interests, shall not be included in any such amounts. As used herein, "Subordinated Debt" means all Indebtedness of Borrower then outstanding that satisfies the following conditions: the terms of the instrument or agreement creating or evidencing such Indebtedness shall have been approved in writing by Lenders and Agent and shall provide that such Indebtedness is subordinated in right of payment to the Indebtedness of Borrower to Lenders hereunder.

          c. AMENDMENT TO SECTION 6.15. Section 6.15 is hereby amended and restated as follows:

          SECTION 6.15 DEBT TO TANGIBLE NET WORTH RATIO. Borrower shall maintain, on a consolidated basis, as at the end of each fiscal quarter commencing with the fiscal quarter ending October 31, 1998, a ratio of Debt to Tangible Net Worth of not more than (a) 1.75 to 1 as at the fiscal quarters ending October 31, 1998 and

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     January 31, 1999, (b) 4.0 to 1 as at the fiscal quarter ending April 30,
     1999, (c) 3.85 to 1 as at the fiscal quarter ending July 31, 1999, (d)
     3.50 to 1 as at the fiscal quarters ending October 31, 1999 and January 31, 2000, (e) 3.25 to 1 as at the fiscal quarters ending April 30, 2000, July 31, 2000, October 31, 2000 and January 31, 2001, and (f) 2.50 to 1
     as at the fiscal quarters ending April 30, 2001 and thereafter. As used herein, "Debt" shall mean the Total Liabilities of Borrower.

     3. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          a. DELIVERY OF AMENDMENT. Borrower, Agent and each Lender shall have executed and delivered counterparts of this Amendment to Agent.

          b. REPRESENTATIONS TRUE; NO DEFAULT. The representations of Borrower as set forth in Article 5 of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date. No Event of Default and no event which, with notice or lapse of time or both, would constitute a Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

     4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Lenders and Agent that each of the representations and warranties set forth in Article 5 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     5. NO FURTHER AMENDMENT. Except as expressly modified by the terms of this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in

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full force and effect and the parties hereto expressly reaffirm and ratify their respective obligations thereunder.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     8.   ORAL AGREEMENTS NOT ENFORCEABLE.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.




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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Number
Two to Credit Agreement as of the date first above written.


     BORROWER:                         FLOW INTERNATIONAL CORPORATION


                                       By
                                          --------------------------------
                                           Its
                                               ---------------------------


     LENDERS: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, d\b\a SEAFIRST BANK


                                       By
                                          --------------------------------
                                           Its
                                               ---------------------------


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By
                                          --------------------------------
                                           Its
                                               ---------------------------


     AGENT: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, d\b\a SEAFIRST BANK


                                       By
                                          --------------------------------
                                           Its
                                               ---------------------------



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